Exhibit 99.1

Execution Version

Loan Number:    1006379

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT is dated as of June 18, 2013 (this “Amendment”) by and among CUBESMART, L.P., a limited partnership formed under the laws of the State of Delaware (the “Borrower”), CUBESMART, a real estate investment trust formed under the laws of the State of Maryland (the “Parent”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”), and each of the Lenders party to the Credit Agreement defined below (the “Lenders”).

WHEREAS, the Borrower, the Parent, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of December 9, 2011 (as amended by that First Amendment to Credit Agreement dated April 5, 2012, the “Credit Agreement”); and

WHEREAS, the Borrower, the Parent, the Lenders and the Administrative Agent desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1.  Specific Amendments.  Section 1.1 of the Credit Agreement is hereby amended restating in its entirety the table set forth in the definition of “Applicable Margin”, the definition of “Capitalization Rate”, the definition of “LIBOR”, and the table set forth in the definition of “Facility Fee”, in each case in Section 1.1 thereof as follows:

“Applicable Margin” …

Level	Parent’s Credit Rating (S&P/Moody’s/Fitch)	Applicable Margin for Revolving Loans	Applicable Margin for Term Loans
1	A-/A3/A- or better	0.90%	1.05%
2	BBB+/Baa1/BBB+	1.00%	1.15%
3	BBB/Baa2/BBB	1.10%	1.30%
4	BBB-/Baa3/BBB-	1.30%	1.50%
5	Lower than BBB-/Baa3/BBB-	1.70%	2.05%

“Capitalization Rate” means 8.00%.

“Facility Fee” …

Level	Facility Fee
1	0.15%
2	0.15%
3	0.20%
4	0.30%
5	0.35%

“LIBOR” means, with respect to any LIBOR Loan for any Interest Period, the rate of interest obtained by dividing (i) the rate appearing on the Reuters Screen LIBOR01 page (or on any successor or substitute page of such service, or any successor to or substitute for such service, providing rate quotations comparable to those currently provided on such page, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to Dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, on the date that is two Business Days prior to the first day of such Interest Period and having a maturity equal to such Interest Period by (ii) a percentage equal to 1 minus the stated maximum rate (stated as a decimal) of all reserves, if any, required to be maintained with respect to Eurocurrency funding (currently referred to as “Eurocurrency liabilities”) as specified in Regulation D of the Board of Governors of the Federal Reserve System (or against any other category of liabilities which includes deposits by reference to which the interest rate on LIBOR Loans is determined or any applicable category of extensions of credit or other assets which includes loans by an office of any Lender outside of the United States of America).  Any change in such maximum rate shall result in a change in LIBOR on the date on which such change in such maximum rate becomes effective.

“Termination Date” means, (a) with respect to the Revolving Loans and the Revolving Commitments, June 18, 2017, subject to Section 2.14., (b) with respect to the Tranche A Term Loans, December 8, 2014 and (c) with respect to the Tranche B Term Loans, January 31, 2019.

Section 2.  Conditions Precedent.  The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

(a)         The Administrative Agent shall have received a counterpart of this Amendment duly executed by the Borrower, the Parent, each of the Lenders and the Administrative Agent;

(b)         Evidence that all upfront fees and expenses payable pursuant to the Fee Letter dated May 13, 2013 among the Borrower, Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, Bank of America, N.A. and Merrill Lynch, Pierce Fenner & Smith Incorporated have been paid;

(c)         No Default or Event of Default shall exist;

(d)         An opinion of counsel to the Borrower and the other Loan Parties addressed to the Administrative Agent and the Lenders regarding such matters as the Administrative Agent may reasonably request;

(e)         A certificate of good standing (or certificate of similar meaning) with respect to each Loan Party issued as of a recent date by the Secretary of State of the state of formation of each such Loan Party;

(f)         A certificate of the Secretary or Assistant Secretary (or other individual performing similar functions) of each Loan Party certifying that either (i) there has been no change to (x) the by-laws of such Loan Party, if a corporation, the operating agreement, if a limited liability company, the partnership agreement, if a limited or general partnership, or other comparable document in the case of any other form of legal entity and (y) the certificate or articles of incorporation, articles of organization, certificate of limited partnership, declaration of trust or other comparable organizational instrument of such Loan Party, in each case since the Agreement Date or (ii) if they have changed, that the true, correct and complete by-laws, operating agreement, partnership agreement, articles of incorporation or organization or certificate of limited partnership, as the case may be, are attached;

(g)         Copies certified by the Secretary or Assistant Secretary (or other individual performing similar functions) of each Loan Party of all corporate, partnership, member or other necessary action taken by such Loan Party to authorize the execution and delivery of this Amendment and the performance of this Amendment and the Credit Agreement as amended by this Amendment;

(h)         A copy of a duly executed amendment to that certain Term Loan Agreement dated as of June 20, 2011 by and among the Borrower, the financial institutions party thereto, Wells Fargo Bank, as Administrative Agent, and the other parties thereto, which amendment amends the definition of the term “Capitalization Rate” to be equal to 8.0%; and

(i)         Such other documents, instruments and agreements as the Administrative Agent may reasonably request.

Section 3.  Representations.  The Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a)         Authorization.  Each of the Parent and the Borrower, as applicable, has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement, as amended by this Amendment, in accordance with their respective terms.  This Amendment has been duly executed and delivered by a duly authorized officer of the Borrower and the Parent, as applicable, and each of this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of the Borrower and the Parent, as applicable, enforceable against such Person in accordance with its respective terms.

(b)         Compliance with Laws.  The execution and delivery by the Borrower and the Parent, as applicable, of this Amendment and the performance by the Borrower and the Parent, as applicable, of this Amendment and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise:  (i) require any Government Approvals or violate any Applicable Laws (including all Environmental Laws) relating to the Parent, the Borrower or any other Loan Party; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of the Parent, the Borrower or any other Loan Party, or any indenture, agreement or other instrument to which the Parent, the Borrower or any other Loan Party is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Parent, the Borrower or any other Loan Party.

(c)         Reaffirmation.  As of the date of this Amendment and immediately after giving effect to this Amendment, all representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects (except to the extent that any such representation or warranty expressly relates to a specified earlier date, in which case such representation or warranty shall be true and correct as of such earlier date).

(d)         No Default.  As of the date hereof and immediately after giving effect to this Amendment no Default or Event of Default shall exist.

Section 4.  Reaffirmation of Guaranty.  The Parent hereby reaffirms its continuing obligations to the Administrative Agent and the Lenders under the Guaranty and agrees that the transactions contemplated by this Amendment shall not in any way affect the validity and enforceability of the Guaranty, or reduce, impair or discharge the obligations of the Parent thereunder.

Section 5.  Payment of Fees and Expenses.  The Borrower agrees to pay or reimburse the Administrative Agent for its reasonable and documented out-of-pocket fees, costs and expenses incurred in connection with the preparation, negotiation, execution and delivery of this Amendment and the other documents and agreements executed and delivered in connection herewith.

Section 6.  Effect; Ratification.

(a)         Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain unchanged and continue to be in full force and effect.  The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.  The Credit Agreement is hereby ratified and confirmed in all respects.  Each reference to the Credit Agreement in any of the Loan Documents (including the Credit Agreement) shall be deemed to be a reference to the Credit Agreement, as amended by this Amendment.

(b)         Nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Loan Documents, or constitute a course of conduct or dealing among the parties.  The Administrative Agent and the Lenders reserve all rights, privileges and remedies under the Loan Documents.

(c)         Nothing in this Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations.

(d)         This Amendment constitutes the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

(e)         This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or by email in Adobe “.pdf” format shall be effective as delivery of a manually executed counterpart hereof.

Section 7.  Further Assurances.  The Parent and the Borrower agree to, and to cause any other Loan Party to, take all further actions and execute such other documents and instruments as the Administrative Agent may from time to time reasonably request to carry out the transactions contemplated by this Amendment, the Loan Documents and all other agreements executed and delivered in connection herewith.

Section 8.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 9.  Benefits.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors and assigns.

Section 10.  Severability.  In case any provision of or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

Section 11.  Definitions.  All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Credit Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

CUBESMART, L.P.

By:	CubeSmart, its general partner

By: /s/ Jeffrey P. Foster
Name: Jeffrey P. Foster
Title: Senior Vice President, Chief Legal Officer
and Secretary

CUBESMART

By: /s/ Jeffrey P. Foster
Name: Jeffrey P. Foster
Title: Senior Vice President, Chief Legal Officer
and Secretary

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WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

By: /s/ Sean C. Armah
Name: Sean C. Armah
Title: Vice President

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BANK OF AMERICA, N.A.

By: /s/ Cheryl Sneor
Name: Cheryl Sneor
Title: Vice President

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PNC BANK, NATIONAL ASSOCIATION

By: /s/ Shari L. Reams-Henofer
Name: Shari L. Reams-Henofer
Title: Senior Vice President

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REGIONS BANK

By: /s/ Paul E. Burgan
Name: Paul E. Burgan
Title: Vice President

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SUNTRUST BANK

By: /s/ W. John Wendler
Name: W. John Wendler
Title: Senior Vice President

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RBS CITIZENS, N.A.

By: /s/ Charles J. Cooke Jr.
Name: Charles J. Cooke Jr.
Title: Senior Vice President

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BMO HARRIS FINANCING, INC.

By: /s/ Aaron Lanski
Name: Aaron Lanski
Title: Managing Director

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US BANK NATIONAL ASSOCIATION

By: /s/ Renee Lewis
Name: Renee Lewis
Title: Senior Vice President

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BRANCH BANKING AND TRUST COMPANY

By: /s/ Glenn A. Page
Name: Glenn A. Page
Title: Senior Vice President

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ROYAL BANK OF CANADA

By: /s/ Brian Gross
Name: Brian Gross
Title: Authorized Signatory

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COMPASS BANK, AN ALABAMA BANKING CORPORATION

By: /s/ S. Kent Gorman
Name: S. Kent Gorman
Title: Sr. Vice President